RSI RETIREMENT TRUST

                         Supplement dated March 26, 2004
                      to Prospectus dated February 1, 2004

Closing and Termination of the Short-Term Investment Fund

         Unitholders of the Short-Term Investment Fund (the "STIF"), a series of RSI Retirement Trust (the "Trust"), voted at a special meeting held on March 23, 2004, to approve termination of the STIF. The Trustees intend, as promptly as practicable, to redeem all outstanding Units of the STIF and terminate the STIF.

         Units of the STIF are no longer being offered and no further investments in the STIF are being accepted. Unitholders of the STIF with Individual Retirement Accounts could be subject to tax as a result of the STIF's liquidation. Please consult your own tax advisor. The termination of the STIF is not intended to have any effect on the operations of the Trust's other six investment funds, which will continue as before.

Acquisition of Controlling Interest in Retirement System Group Inc.

         On March 25, 2004, Retirement System Group Inc. ("RSGroup(R)"), the parent company of Retirement System Investors Inc. ("Investors"), Investment Manager of the Trust, completed a sale of approximately 61% of RSGroup(R)to Sunrise Acquisition Corp., a wholly-owned subsidiary of Sunrise Services Corp. ("Sunrise"). Sunrise has retained an option to purchase the remaining outstanding shares of RSGroup(R)on or before April 30, 2005. As a result of this transaction, Investors became an indirect subsidiary of Sunrise.

         The sale to Sunrise Acquisition Corp. constituted an "assignment" as defined in the Investment Company Act of 1940, which automatically terminated the Investment Management agreement with Investors and each of the current sub-advisory agreements thereunder. Accordingly, on September 25, 2003 and on October 31, 2003, the Board of Trustees of the Trust, including a majority of independent trustees, and the Trust unitholders, respectively, approved a new Investment Management agreement between the Trust and Investors and new sub-advisory agreements for each sub-adviser having an agreement with Investors, each effective March 25, 2004. Each of these agreements is identical to the agreement with Investors that it replaced, except for the effective date.

H/Legal/lgldocs/prospectus/trust/2004/supp 040326